Exhibit 99
FOR IMMEDIATE RELEASE

NEXTERA ENERGY AND HAWAIIAN ELECTRIC INDUSTRIES CLEAR ANOTHER HURDLE TO PROPOSED MERGER

Companies Announce Expiration of Hart-Scott-Rodino Act Waiting Period

JUNO BEACH, Fla., and HONOLULU - Sept. 9, 2015 - NextEra Energy, Inc. (NYSE:NEE) and Hawaiian Electric Industries, Inc. (NYSE:HE) (HEI), today announced the expiration of the mandatory, pre-merger waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the HSR Act) in connection with the companies’ proposed merger that was announced in December 2014. Accordingly, the condition to the closing of the transaction with respect to the expiration of the applicable waiting periods under the HSR Act has been satisfied.

“The expiration of the HSR Act waiting period represents another important milestone toward the completion of our proposed merger with Hawaiian Electric,” said Jim Robo, chairman and chief executive officer of NextEra Energy. “As the world’s leading generator of renewable energy from the wind and sun, we are well positioned, alongside Hawaiian Electric, to partner with the state to achieve its 100 percent renewable portfolio standard by 2045, as well as integrate more rooftop solar, modernize the electric grids and importantly, lower customer bills. We look forward to continuing to constructively engage with communities across Hawai‘i and other key stakeholders, including Gov. Ige and his administration, to demonstrate why we believe this merger represents the best path forward to achieving a more affordable, renewable energy future for Hawai‘i.”

“We are pleased to clear another hurdle to our proposed merger with NextEra Energy,” said Connie Lau, HEI’s president and chief executive officer and chairman of the boards of American Savings Bank and Hawaiian Electric. “By allowing the HSR Act waiting period to expire, the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission confirmed the companies' view that the merger presents no likelihood of potential anticompetitive effects in Hawai‘i or elsewhere. As the world’s largest generator of renewable energy from the wind and sun with a proven track record of lowering customer bills, NextEra Energy is the right partner for Hawaiian Electric as we work to achieve Hawai‘i’s bold, clean energy goals.”

Merger Approvals Process

To date, the transaction has received approval from the Federal Energy Regulatory Commission and HEI shareholders. The transaction remains subject to approval by the Hawaii Public Utilities Commission, the spinoff of ASB Hawaii, parent company of American Savings Bank, and other customary conditions.

NextEra Energy, Inc.

NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company with consolidated revenues of approximately $17.0 billion, approximately 44,900 megawatts of generating capacity, which includes megawatts associated with non-controlling interests related to NextEra Energy Partners, LP (NYSE: NEP), and approximately 13,800 employees in 27 states and Canada as of year-end 2014. Headquartered in Juno Beach, Fla., NextEra Energy's principal subsidiaries are Florida Power & Light Company, which serves approximately 4.8 million customer accounts in Florida and is one of the largest rate-regulated electric utilities in the United States, and NextEra Energy Resources, LLC, which, together with its affiliated entities, is the world's largest generator of renewable energy from the wind and sun. NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity, and has been ranked in the top 10 worldwide for innovativeness and community responsibility as part of Fortune's 2015 list of “World's Most Admired Companies.” For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com.

Hawaiian Electric Industries, Inc.

HEI (NYSE: HE) supplies power to approximately 450,000 customers, or 95 percent, of Hawaii's population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, one of Hawaii's largest financial institutions. HEI has been named one of "America's 100 Most Trustworthy Companies 2015" by Forbes. For more information, visit www.hei.com.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement/prospectus that is included in the Registration Statement on Form S-4 that NEE filed with the

SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

NextEra Energy Contact

Robert L. Gould
Vice President, Chief Communications Officer
561-694-4442

Debra Larsson
Manager, Financial and Sustainability Communication
561-694-4442

Hawaiian Electric Industries Contact

A.J. Halagao
Manager, Corporate & Community Advancement
808-543-5889
ajhalagao@hei.com

Cliff Chen
Manager, Investor Relations & Strategic Planning
808-543-7300
IR@hei.com